UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 31, 2011

Date of Report (Date of earliest event reported)

Pacific WebWorks, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-26731 (Commission File Number)	87-0627910 (IRS Employer Identification No.)

230 West 400 South, 1st Floor, Salt Lake City, Utah 84101

(Address of principal executive offices)

(801) 578-9020

(Registrant’s telephone number, including area code)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K has been amended to include the disclosure of the Public Company Accounting Oversight Board’s revocation of the registration of Chisholm, Bierwolf, Nilson & Morrill, LLC.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

On January 31, 2011, Pacific WebWorks, Inc. (the “Company”) dismissed Chisholm, Bierwolf, Nilson & Morrill, LLC as our independent registered public accounting firm.  Chisholm, Bierwolf, Nilson & Morrill, LLC had audited our financial statements for the fiscal years ended December 31, 2009 and 2008 and its report, dated March 31, 2010, did not contain an adverse opinion, disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

Our board of directors approved the dismissal of Chisholm, Bierwolf, Nilson & Morrill, LLC and there were no disagreements between the Company and Chisholm, Bierwolf, Nilson & Morrill, LLC on any matter regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the two fiscal years ended December 31, 2009 and 2008 or any subsequent interim period preceding the date of dismissal.

There were no reportable events (as that term is used in Item 304(a)(1)(v) of Regulation S-K) between the Company and Chisholm, Bierwolf, Nilson & Morrill, LLC occurring during the two fiscal years ended December 31, 2009 and 2008 or any subsequent interim period preceding the date of dismissal.

On January 31, 2011, the Company engaged Morrill & Associates, LLC, Certified Public Accountants, as our independent registered accounting firm.  The decision to engage Morrill & Associates, LLC was approved by our board of directors and during the two most recent fiscal years ended December 31, 2009 and 2008, and through the date of engagement, neither we nor anyone on our behalf consulted with Morrill & Associates, LLC regarding either:

(i)  the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that Morrill & Associates, LLC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)  any matter that was either the subject of a disagreement or a reportable event.

We provided a copy of this Current Report on Form 8-K to Chisholm, Bierwolf, Nilson & Morrill, LLC prior to filing this report and we requested that Chisholm, Bierwolf, Nilson & Morrill, LLC furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in this report.  Chisholm, Bierwolf, Nilson & Morrill, LLC has furnished the requested letter and it is attached as exhibit 16.1.

Chisholm Beirwolf Revocation

On April 8, 2011 the Public Company Accounting Oversight Board (“PCAOB”) revoked the registration of Chisholm, Bierwolf, Nilson & Morrill, LLC.  The PCAOB stated that the revocation was based upon Chisholm, Bierwolf, Nilson & Morrill, LLC and certain firm members’ violation of PCAOB rules, quality control standards and auditing standards in connection with the audits of three issuer clients between 2006 and 2007 and two issuer clients between 2007 and 2008.  Accordingly, the Company may not include the audit reports or consents of Chisholm, Bierwolf, Nilson & Morrill, LLC in our filings with the Securities and Exchange Commission.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
16.1	Letter of agreement from Chisholm, Bierwolf, Nilson & Morrill, LLC, dated January 31, 2011 (Filed February 2, 2011)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2011	PACIFIC WEBWORKS, INC. /s/Kenneth W. Bell Kenneth W. Bell Chief Executive Officer

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